Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re Pacific Sunwear of California, Inc., et al	Case No. 16-10882
Reporting Period: 7/3/2016 to 7/30/2016

MONTHLY OPERATING REPORT

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Schedule of Bank Accounts with Book Balances	MOR-1a	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1b	No	Yes	MOR-1b Declaration
Schedule of Professional Fees Paid	MOR-1c	Yes
Copies of bank statements		No	Yes	MOR-1b Declaration
Cash disbursements journals		No	Yes	MOR-1b Declaration
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Post petition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		No	Yes	Available upon request
Copies of tax returns filed during reporting period		No	Yes	Available upon request
Summary of Unpaid Post petition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4	Yes
Debtor Questionnaire	MOR-5	Yes

Global Notes:

This Monthly Operating Report (“MOR”) has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in these bankruptcy cases. The financial information contained herein is unaudited, limited in scope and as discussed below, not prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

The results of operations contained herein are not necessarily indicative of the results which may be expected from any other period or for the full year and may not necessarily reflect the results of operations, financial position and schedule of receipts and disbursements in the future. The amounts in MOR 3 currently classified as liabilities subject to compromise may be subject to future change as the Debtors complete their analysis of pre and post-petition liabilities. The Debtors caution readers not to place undue reliance on the MOR. There can be no assurance that such information is complete and the MOR may be subject to revision.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Gary Schoenfeld	August 31, 2016
Signature of Debtor	Date

/s/ Gary Schoenfeld	August 31, 2016
Signature of Joint Debtor	Date

/s/ Gary Schoenfeld	August 31, 2016
Signature of Authorized Individual*	Date

Gary Schoenfeld	President & Chief Executive Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Pacific Sunwear of California, Inc., et al	Case No. 16-10882 Reporting Period: 7/3/2016 to 7/30/2016

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

MOR-1

($ in thousands)	Pacific Sunwear of California, Inc.	Pacific Sunwear Stores Corp	Miraloma Borrower Corporation [1]	Consolidated
Cash Receipts	$2,144	$58,369	$-	$60,513

Cash Disbursements
Merchandise Vendor Payments	$(30,367)	$(1)	$-	$(30,368)
Payroll, Payroll Taxes, and Benefits	(3,066)	(7,817)	-	(10,883)
Rent & Occupancy	-	(14,411)	-	(14,411)
Sales Tax Remittance	-	(3,592)	-	(3,592)
Other Disbursements	(7,272)	(4,668)	-	(11,940)

Operating Disbursements	$(40,705)	$(30,490)	$-	$(71,195)

Net Operating Cash Flow	$(38,561)	$27,879	$-	$(10,682)

Beginning Balance	$7,803	$(5,806)	$-	$1,997
Cash Receipts	2,144	58,369	-	60,513
Operating Disbursements [A]	(40,705)	(30,490)	-	(71,195)
Borrowings	29,317	-	-	29,317
Line of Credit Paydowns [A]	(20,521)	-	-	(20,521)
Intercompany Receipts/Adjustments	29,492		-	29,492
Intercompany Disbursements/Adjustments [A]		(28,865)		(28,865)

Ending Balance	$7,531	$(6,792)	$-	$739

Disbursements for calculating US Trustee Quarterly Fees:
Total Disbursements - Sum of [A]	$61,227	$59,354	$-	$120,581

[1] Miraloma Borrower Corporation does not maintain bank accounts and therefore, does not have disbursements to report during the period.

In re Pacific Sunwear of California, Inc., et al	Case No. 16-10882 Reporting Period: 7/3/2016 to 7/30/2016

MOR-1a - Schedule of Bank Accounts with Book Balances

Bank Account	Pacific Sunwear of California, Inc.	Pacific Sunwear Stores Corp	Miraloma Borrower Corporation	Consolidated
104000 CASH ON HAND	$2,046	$416,040	$-	$418,085
100000 CASH - HELD CHECK ACCRUAL	-	-	-	-
100002 CC DEP - AMEX	-	450,304	-	450,304
100003 CC DEP - VISA/MC	-	7,262,667	-	7,262,667
100004 CC DEP - DISCOVER	-	175,958	-	175,958
100005 CC DEP - PSUN CC	-	189,927	-	189,927
100006 CC DEP - AMEX - E4X	-	22,751	-	22,751
100052 GENERAL CASH ACCT - B OF A	2,826	-	-	2,826
100053 PAYROLL - PARENT B OF A	0	-	-	0
100054 PAYROLL - STORES B OF A	-	1,790	-	1,790
100056 FUNDING - CITI NON-CA CIGNA	-	-	-	-
100057 PAYROLL - 401K B OF A	7,596,361	(7,596,361)	-	-
100070 DISBURSE - STORES - WELLS FARG	-	(12,267,243)	-	(12,267,243)
100071 DISBURSE - PARENT - WELLS FARG	(624,030)	-	-	(624,030)
100072 GENERAL CASH ACCT - WELLS FARG	553,418	-	-	553,418
100075 UTILITY DEPOSIT - WELLS FARGO	-	441,372	-	441,372
101000 DEP - AMAZON TENDER	-	-	-	-
101000 DEP - AMERICAN SAVINGS BANK	-	69,058	-	69,058
101000 DEP - BANCO POPULAR 2	-	90,320	-	90,320
101000 DEP - BANK OF HAWAII	-	15	-	15
101000 DEP - CITIZENS BANK	-	121,440	-	121,440
101000 DEP - ECOM B OF A	-	(10,218)	-	(10,218)
101000 DEP - ECOM B OF A (PAYPAL)	-	53,070	-	53,070
101000 DEP - JP MORGAN CHASE	-	342,002	-	342,002
101000 DEP - KEY BANK OF NEW YORK	-	82,087	-	82,087
101000 DEP - M&T BANK	-	30,948	-	30,948
101000 DEP - PNC BANK	-	207,661	-	207,661
101000 DEP - PNC RCC	-	3,313	-	3,313
101000 DEP - QUEENSTOWN BANK	-	-	-	-
101000 DEP - REGIONS	-	191,514	-	191,514
101000 DEP - US BANK	-	199,958	-	199,958
101000 DEP - WELLS FARGO BANK - CC	-	93,326	-	93,326
101000 DEP - WELLS FARGO BANK - STORE	-	1,601,171	-	1,601,171
101000 DEPOSITORY CLEARING	-	2,963	-	2,963
101001 ACH PAYMENTS - UTILITIES	-	1,002,918	-	1,002,918
101400 CC CLEARING - PLCC	-	-	-	-
101401 CC CLEARING - AMEX	-	177	-	177
101402 CC CLEARING - VISA/MC	-	7,069	-	7,069
101403 CC CLEARING - DISCOVER	-	85	-	85
101404 CC CLEARING - PAYPAL	-	-	-	-
101405 CC CLEARING - AMEX - E4X	-	-	-	-
103000 CD - MANUFACTURERS BANK UTIL	-	11,799	-	11,799
103001 CD - WELLS FARGO NEV TAX	-	10,019	-	10,019

	$7,530,621	$(6,792,098)	$-	$738,523

In re Pacific Sunwear of California, Inc., et al	Case No. 16-10882 Reporting Period: 7/3/2016 to 7/30/2016

MOR-1b - Declaration Regarding the Status of Bank Reconciliations of the Debtors

Gary Schoenfeld hereby declares under penalty of perjury:

1	I am the President and Chief Executive Officer for Pacific Sunwear of California, Inc. et al., the above-captioned debtors and debtors in possession (collectively, the “Debtors”). I am familiar with the debtors day-to-day operations, business affairs and books and records.

2	All statements in the Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. If I were called upon to testify, I could and would testify to each of these facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

3	To the best of my knowledge, all of the Debtors’ bank balances as of July 30, 2016 have been reconciled in an accurate and timely manner.

Dated: August 31, 2016	Respectfully submitted

/s/ Gary Schoenfeld
By: Gary Schoenfeld
Title: President & Chief Executive Officer

In re Pacific Sunwear of California, Inc., et al	Case No. 16-10882 Reporting Period: 7/3/2016 to 7/30/2016

MOR - 1c

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month

			Check		Amount Paid		Year-To-Date
Payee	Period Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Choate, Hall & Stewart	Apr 4 - 30, 2016	Pacific Sunwear of California, Inc.	N/A [1]	24-May	215,567	7,125	215,567	7,125
Choate, Hall & Stewart	May 2016	Pacific Sunwear of California, Inc.	N/A [1]	12-Jul	104,207	3,576	319,774	10,702

FTI Consulting	Apr 7 - 30, 2016	Pacific Sunwear of California, Inc.	911050	24-Jun	364,312	32,569	364,312	32,569

Guggenheim Securities	Apr 7 - 30, 2016	Pacific Sunwear of California, Inc.	4637806106	10-Jun	120,000	4,955	120,000	4,955

Kirkland & Ellis	Apr 7 - 30, 2016	Pacific Sunwear of California, Inc.	910836	1-Jun	348,355	4,603	348,355	4,603
Kirkland & Ellis	May 2016	Pacific Sunwear of California, Inc.	911274	19-Jul	190,834	4,003	539,189	8,606

Klee, Tuchin, Bogdanoff & Stern	Apr 7 - 30, 2016	Pacific Sunwear of California, Inc.	910929	10-Jun	215,991	3,364	215,991	3,364
Klee, Tuchin, Bogdanoff & Stern	May 2016	Pacific Sunwear of California, Inc.	911229	15-Jul	380,348	12,804	596,339	16,168

Prime Clerk	Apr 7 - 30, 2016	Pacific Sunwear of California, Inc.	910950	10-Jun	72,991	285,015	72,991	285,015
Prime Clerk	May 1 - 31, 2016	Pacific Sunwear of California, Inc.	910975	16-Jun	99,029	224,683	172,019	509,697
Prime Clerk	Apr 7 - 30, 2016	Pacific Sunwear of California, Inc.	911051	24-Jun	8,817	-	180,836	509,697

Richards Layton & Finger	Mar 23 -Apr 30, 2016	Pacific Sunwear of California, Inc.	N/A [1]	25-May	41,980	2,242	41,980	2,242

Sullivan & Cromwell	Apr 7 - 30, 2016	Pacific Sunwear of California, Inc.	910926	10-Jun	22,457	-	22,457	-
Sullivan & Cromwell	May 2016	Pacific Sunwear of California, Inc.	911253	19-Jul	12,344	-	34,801	-

Young Conaway Stargatt & Taylor	Apr 7 - 30, 2016	Pacific Sunwear of California, Inc.	911117	1-Jul	119,785	13,966	119,785	13,966
Young Conaway Stargatt & Taylor	May 2016	Pacific Sunwear of California, Inc.	911275	19-Jul	64,179	4,817	183,964	18,783

[1] DIP Lender Counsel was paid by direct debit from the ABL facility at the direction of Wells Fargo.

Pacific Sunwear of California, Inc. et al Consolidating Statement of Operations [1] Reporting Period: 7/3/2016 to 7/30/2016 MOR-2	Case No. 16-10882

$ in thousands	Pacific Sunwear of California, Inc.	Pacific Sunwear Stores Corp	Miraloma Borrower Corporation	Eliminations	Consolidated
Net Sales	$51,238	$57,114	$-	$(51,238)	$57,114
Cost of Goods Sold	(46,660)	(37,696)	-	49,950	(34,406)

Gross Margin	$4,578	$19,418	$-	$(1,288)	$22,708
Expenses:
Operating Expenses [2]	$6,286	$29,514	$(96)	$-	$35,705
Derivative Liab (Gain) Loss	(131)	-	-	-	(131)
Net Interest (Income) Expense	1,428	548	82	-	2,058
Income Tax Provision (Benefit)	-	328	-	-	328

Total Expenses	$7,583	$30,391	$(14)	$-	$37,960

Net Income Prior to Reorganization Items	$(3,005)	$(10,973)	$14	$(1,288)	$(15,252)
Reorganization Items	(2,344)	-	-	-	(2,344)

Net Income After Reorganization Items	$(5,349)	$(10,973)	$14	$(1,288)	$(17,596)

Notes:

[1] The unaudited financial statements have been derived from the books and records of the Debtors. The information furnished in this report includes primarily normal recurring adjustments, but may not include all of the adjustments that would typically be made for the quarterly and annual financial statements in accordance with US GAAP. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of their quarterly and annual financial information in accordance with US GAAP. Accordingly, upon the application of such procedures, the financial information may be subject to change and that these changes could be material.

[2] Operating expenses include direct store expenses and selling, general, and administrative expenses.

Pacific Sunwear of California, Inc. et al Consolidating Balance Sheet (External Account Format) Reporting Period: 7/3/2016 to 7/30/2016 MOR-3	Case No. 16-10882

$ in thousands	Pacific Sunwear of California, Inc.	Pacific Sunwear Stores Corp	Miraloma Borrower Corporation	Eliminations	Consolidated
Assets
Cash and cash equivalents	$7,531	$(6,792)	$-	$-	$739
Other current assets	638	5,404	-	-	6,042
Intercompany Inventory	(189,049)	172,038	-	17,011	-
Inventories	201,153	(48,550)	-	(27,183)	125,420
Prepaid expenses	10,159	16,835	210	-	27,204
Property and equipment, net	2,621	62,570	18,876	-	84,067
Intangible assets, net	9,580	831	-	-	10,411
Other assets	56,642	23,824	153	(56,539)	24,080
Deferred income taxes	3,344	-	-	-	3,344
Intercompany Asset	(63,307)	78,616	(3,407)	(11,902)	-

Total Assets	$39,312	$304,777	$15,831	$(78,613)	$281,307

Liabilities
Not Subject to Compromise
Accounts payable (post-petition)	$44,817	$3,412	$-	$-	$48,229
Other current liabilities [1]	21,635	27,988	-	-	49,623
Current portion of long-term debt	-	255	330	-	585
Line of credit	28,447	-	-	-	28,447
Other liabilities	-	23,372	-	-	23,372
Long-term debt	-	11,575	14,946	-	26,521
Intercompany Liability	(175,734)	186,569	1,068	(11,902)	-
Subject to Compromise
Accounts payable (prepetition)	28,940	19,923	-	-	48,863
Other current liabilities	452	1,167	-	-	1,619
Current portion of long-term debt	80,644	-	-	-	80,644
Other liabilities	2,143	-	-	-	2,143
Deferred rent	-	13,994	-	-	13,994
Deferred lease incentives	-	12,548	-	-	12,548

Total Liabilities	$31,345	$300,803	$16,343	$(11,902)	$336,589
Equity
Common stock	$704	$0	$-	$(0)	$704
Preferred stock	-	-	-	-	-
Additional paid-in capital	27,747	56,539	-	(56,539)	27,747
Current year Net Income	(37,392)	(20,464)	80	17,011	(40,765)
Retained Earnings	16,908	(32,100)	(592)	(27,183)	(42,968)

Total Equity	$7,967	$3,974	$(512)	$(66,711)	$(55,282)

Total Liabilities and Equity	$39,312	$304,777	$15,831	$(78,613)	$281,307

[1] Other current liabilities not subject to compromise may include prepetition accruals for which invoices have not been received.

In re Pacific Sunwear of California, Inc., et al	Case No. 16-10882 Reporting Period: 7/3/2016 to 7/30/2016

STATUS OF POSTPETITION TAXES

MOR - 4

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

$ in thousands	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Ending Tax Liability

Federal
Withholding	$0	$1,519	$1,519	$0
FICA-Employee	0	1,029	1,029	0
FICA-Employer	0	1,026	1,026	0
Unemployment	0	25	25	0
Income	0	125	125	0
Total Federal Taxes	$0	$3,724	$3,724	$0
State and Local
Withholding - State	$0	$460	$460	$0
Withholding - Local	0	16	16	0
Sales	3,529	3,625	3,286	3,867
Unemployment	0	46	46	0
Real Property [1]
Personal Property	0	31	31	0
Gross Receipts Taxes/Business Licenses	0	21	21	0
Total State and Local	$3,529	$4,198	$3,860	$3,867
Total Taxes	$3,529	$7,922	$7,583	$3,867

[1] Real property taxes are paid through mortgage payments, and as such, are not included on this schedule.

SUMMARY OF UNPAID POSTPETITION DEBTS [2]

$ in thousands	Number of Days Past Due
	Current	0-30	31-60	Total
Accounts Payable [3]	$48,229			$48,229
Taxes Payable	3,867			3,867
Total Post petition Debts	$52,096	$0	$0	$52,096

[2] The Debtor is in the process of actively reviewing accounts payable and liabilities; therefore, these figures may be subject to change.

[3] Accounts Payable excludes other accrued liabilities which include accruals for wages, benefits, royalties, freight, taxes, capital leases, insurance and other expenses that may not be payable as of the filing of this report. Other accrued liabilities may also include prepetition accruals for which invoices have not been received.

Explain how and when the Debtor intends to pay any past-due post petition debts.

       N/A

In re Pacific Sunwear of California, Inc., et al	Case No. 16-10882 Reporting Period: 7/3/2016 to 7/30/2016

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING [1]

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	N/A
+ Amounts billed during the period	N/A
- Amounts collected during the period	N/A
Total Accounts Receivable at the end of the reporting period	N/A

Accounts Receivable Aging	Amount
0 - 30 days old	N/A
31 - 60 days old	N/A
61 - 90 days old	N/A
91+ days old	N/A
Total Accounts Receivable	N/A
Amount considered uncollectible (Bad Debt)	N/A
Accounts Receivable (Net)	N/A

[1] Debtors’ customer sales are collected at the time of transaction in the form of cash or credit card payments; therefore the Debtors do not carry significant accounts receivable balances. Certain other accounts receivable for rebates, holdbacks, vendor overpayments and credits, excess merchandise sold to third party resellers, and other non-trade receivables are included in the other current assets line item on the balance sheet.

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X